1
Exhibit 10.1
FORM OF POPULAR, INC.
2023 LONG-TERM EQUITY INCENTIVE AWARD

AND AGREEMENT

Recipient:

The Talent

and Compensation Committee

of the

Board of Directors

of Popular,

Inc. (the
“ Committee
”)

awarded

you

on

February

27,

2023
(the
“Grant

Date”
)
a

Long-Term

Incentive

Award
consisting of Restricted

Stock (“
Restricted Stock
”) and Performance

Shares (“
Performance Shares ” and, in
conjunction with the Restricted Stock, the “ Award”
).

This award agreement (the “ Award Agreement
”), dated as of the Grant Date, sets forth

the
terms and conditions of your

Award.

This Award is made under the Popular, Inc. 2020 Omnibus

Incentive
Plan, as amended

(the “
Plan
”), and, except

as otherwise provided

herein, is subject

to the terms

of the Plan.
Capitalized terms used but not otherwise defined in this

Award Agreement have the meanings given in the
Plan.

1.
Award.

The number of

shares of Restricted

Stock and Performance

Shares subject
to this Award is set forth in Annex 1 hereto.

The Award will vest as set forth below.

2.
Vesting;

Payout.
Subject to Section 6 of this Agreement, you will be entitled to the following
:
(a)
Restricted Stock

Vesting.

Except as

otherwise stated in

this Section

2, your

Restricted Stock
shall vest

in four

substantially equal

annual installments

on each

of the

dates specified

in Annex
1 (each of the dates described therein, a “Restricted Stock
Vesting

Date
”).
(b)
Performance Shares Vesting

.

Except as otherwise

stated in this

Section 2, you

shall become
vested in the

Performance Shares on the

day of the first

scheduled meeting of the Committee
taking place in the month of February 2026, subject

to the achievement by Popular, Inc. of the
Performance

Goals

specified in

Annex

1

during

the

Performance

Cycle,

as

certified

by

the
Committee in such meeting

(hereinafter the

“Performance Shares Vesting Date”
and, together
with the Restricted Stock Vesting

Date, the

“Vesting

Date”)
.

The Performance Goals will be
based

on two

performance metrics

weighted equally:

the

Relative Total

Shareholder Return
(the “ TSR
”) and the Absolute Return

on Average

Tangible Common Equity

(the “
ROATCE ”)
goals. The Performance Cycle

is a three (3)

year period beginning on

January 1 of the

calendar
year of the Grant Date and ending on December 31 of the third year.

Each Performance Goal
will have a defined minimum threshold (i.e., minimum result for which an incentive would be earned), target

(i.e.,

result

at

which 100%

of

the

incentive would

be earned)

and maximum
level of performance (i.e., result at which 1.5 times the incentive target would be earned).
(c)
Approved Retirement.

Upon an Approved Retirement after attaining (x) age 55 with 10 years of service with Popular, Inc. or

its subsidiaries (the “
Corporation ”) or (y) age 60 with 5 years
of service with the Corporation: (1) your outstanding Restricted Stock shall fully vest; and (2)
your

outstanding

Performance

Shares

shall

continue

outstanding

and

vest

in

full

on

the

Performance

Shares

Vesting

Date

in

accordance

with

the

actual

results

of

the

Performance
Goals during the Performance Cycle.
(d)
Vesting

upon Retirement

on or

after age

50 before

attaining age

55 and

10 years

of service.
The Committee,

at its

discretion, may

accord the

same treatment

accorded in

Section 2(c)

above
if you retire

from your employment

on or after

age 50, and

before attaining age

55 and 10

years
of service, provided the sum of your age and years of service is at least 75.
(e)
Death. Provided that on

the date of your

death you are still

employed by the Corporation and
your rights in respect

of your Award

have not been previously

terminated, any then unvested
outstanding

Award

shall

immediately

vest

and

be

paid

to

the

representative

of

your

estate
promptly after your death.

In the case of the

Performance Shares, the

number of shares will

be
calculated as if the target number of Performance Shares had in fact been earned.
(f)
Disability.

If you

become subject

to Disability

while you

are still

employed by

the Corporation,
any then unvested outstanding Award shares shall vest and shall be paid to you promptly after you become subject to Disability.

In the case of the

Performance Shares, the

number of shares
will be calculated as if the target number of Performance Shares had in fact been earned.
(g)
Change

of

Control.

If

your employment

is terminated

by the

Corporation or

any successor
entity thereto without

Cause, or if

you terminate your employment

for Good Reason,

in each
case upon or within two years

after a Change of Control, prior

to a Vesting Date, and provided
your rights in

respect of the

shares of your

unvested Award have not previously

terminated, the
shares of your unvested Award

shall immediately vest and be delivered to

you promptly after
such

termination

of

employment;
provided

that
,

as

of

the

Change

of

Control

date,

any
outstanding Performance

Shares shall

be deemed

earned at

the greater

of the

target

level or
actual performance level through the Change of Control date (or if no target level is specified, the maximum

level) with

respect to all

open performance

periods and

such Performance

Shares
shall be

subject to

time-based vesting

through the

end of

the original

Performance Cycle

for
each such

Award,

subject to

accelerated vesting

in accordance

with the

first sentence

of this
clause.
(h)
Termination

without Cause.

If the

Corporation terminates

your employment

without Cause
you will receive payment

of the Award on a prorated basis based on

the number of full

months
in the

vesting schedule

in which

you were

an active

employee (with

a partial

month worked
counted as a full month if you were an active employee for 15 days or more in the month) and
such reduced Award

will vest immediately upon

your termination of employment,

calculated
in the

case of

Performance Shares as

if the

target number

of Performance

Shares had

in fact
been earned, as provided in the Plan.
(i)
Payout.

The transfer restrictions

on the applicable number

of whole shares of

Restricted Stock
shall lapse on each Vesting Date or such other vesting date as determined in this Section 2 and
in the terms of the

Plan. The payout with respect to vested

Performance Shares shall be made
on

the

Performance Shares

Vesting

Date, on

which date

the

Committee shall

determine the
total

number

of

shares

earned

based

upon

the

actual

performance

results

during

the
Performance Cycle.

The vested

shares will

be delivered

to

you as

soon as

administratively
practicable, generally within 45 days following each Vesting Date.
3.
Termination of Award

.

(a)
Except

as

provided

herein,

your

rights

in

respect

of

your

outstanding

unvested
Award

shares shall

immediately terminate,

and no

shares shall

be paid

in respect

thereof, if

at any

time
prior to the respective Vesting Date you terminate your employment.

(b)
If

the

Corporation

terminates

your

employment

for

Cause, your Award shares shall be cancelled and the provisions under the Plan will apply.
4.
Non-transferability.

This Award (or any

rights and

obligations hereunder)

may not
be sold,

exchanged, transferred,

assigned, pledged,

hypothecated or

otherwise disposed

of or

hedged, in
any manner (including

through the use

of any cash-settled

instrument), whether

voluntarily or involuntarily
and whether by operation of

law or otherwise, other than

by will or by the laws

of descent and distribution.

5.
Withholding, Consents and Legends.
(a)
You

shall

be

solely

responsible

for

any

applicable

taxes

(including,

without
limitation,

income

and

excise

taxes)

and

penalties,

and

any

interest

that

accrues

thereon,

incurred

in
connection with your Award.

The Corporation will withhold shares of Common Stock

for the payment of
taxes

in

connection

with

the

vesting

of

your

Award

or

upon

the

occurrence

of

any

other

event

that,

in
accordance with applicable law,

will generate a tax liability with regards to

your Award.

The Corporation
will

withhold shares

of

Common

Stock

with

a

value

equal

to

the

amount

of

taxes

that

the

Corporation
determines it is

required to withhold under

applicable laws (with such

withholding obligation determined
based on any

applicable minimum statutory withholding rates).

The Corporation will use

the Fair Market
Value

of the

Common Stock on

the Vesting

Date or such

other date, as

applicable, in order

to determine
the number

of shares

to be

withheld. If

you wish

to remit

cash to

the Corporation

(through payroll

deduction
or

otherwise),

in

each

case

in

an

amount

sufficient

in

the

opinion

of

the

Corporation

to

satisfy

such
withholding

obligation,

you

must

notify

the

Corporation

in

advance

and

do

so

in

compliance

with

all
applicable laws and pursuant

to such rules as

the Corporation may establish from

time to time, including,
but not limited to, the Corporation’s Insider Trading Policy.

(b) Your right to receive shares pursuant to the Award is conditioned on the receipt to the reasonable satisfaction of

the Committee of

any required consent

that the Committee

may reasonably
determine to be necessary or

advisable.

By accepting delivery of the

shares, you acknowledge that you

are
subject to the Corporation’s Insider Trading Policy.
6.
Restrictive Covenants.

(a)
In consideration of the terms of

the Award,

you agree to the restrictive covenants
and associated remedies as set forth below,

which exist independently of and in addition to any obligation to which you are

subject under the

terms of any other

agreement you may have

with the Corporation

or any
of its subsidiaries (“ Popular ”).
(b)
For a period

of one year immediately

following termination of your

employment
with Popular for

any reason, you

will not do

any of the

following, either directly or

indirectly or through
associates, agents, or employees:

(i)
solicit,

recruit

or

assist

in

the

solicitation

or

recruitment

of

any

employee

or
consultant

of

Popular

(or

who

was

an

employee

or

consultant

of

Popular

within

the

prior

six
months) for the purpose of encouraging that employee or

consultant to leave Popular’s employ or
sever an agreement for services; or

(ii)
solicit,

participate

in

or

assist

in

the

solicitation

of

any

of

Popular’s

customers
serviced

by

you

or

with

whom

you

had

Material

Contact

and/or

regarding

whom

you

received
Confidential Information

(as defined

in Popular’s

Code of

Ethics) during

the three-year

period prior
to

your

employment

termination

who

were

still

customers

of

Popular

during

the

immediately
preceding 12-month period, for the purpose of

providing products or services in competition with
Popular’s products

or services.

"Material Contact"

means interaction

between you

and the

customer
within the three-year prior

to your last day as

a team member which

takes place to manage,

service
or further the business relationship.

The term “Solicit”, when used in this section, will mean any direct or indirect communication of any kind
regardless of

who initiates

it, that

in any

way invites,

advises, encourages

or requests

any person

to take
any

action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement
media of general distribution (i.e., not targeted to present employees, consultants or customers of Popular)
without specific instruction or direction by you.
If you breach

any of

the terms

of this

restrictive covenant,

all outstanding

Restricted Stock

and Performance
Shares awarded hereunder, whether vested

or unvested, held by you shall be

immediately and irrevocably
forfeited for

no consideration.

For any

Restricted Stock

and Performance

Shares awarded

hereunder that
vested within one

(1) year prior

to the termination

of your employment

with Popular or

at any time

between
your termination

of employment and

the date

of said breach,

you shall

be required to

repay or

otherwise
reimburse Popular an amount having

a value equal to the aggregate

fair market value (determined as of

the
date of vesting)

of such vested

shares. This paragraph does

not constitute Popular’s

exclusive remedy for
violation of your

restrictive covenant obligations, and

Popular may seek

any additional legal

or equitable
remedy, including injunctive relief, for any such violation.
7.
Section 409A.

Shares awarded

under this

Award

Agreement are

intended to

be
exempt from

Section 409A

of the

U.S. Code,

to the

extent applicable,

and this

Award Agreement is

intended
to, and

shall be

interpreted, administered and

construed consistent

therewith.

The Committee

shall have
full authority to give effect to the intent of this Section 7.
8.
No Rights to Continued Employment.

Nothing in this Award Agreement shall be
construed as

giving you

any right

to continued

employment by

the Corporation

or any

of its

affiliates or
affect any

right that

the Corporation

or any

of its

affiliates may

have to

terminate or

alter the

terms and
conditions of your employment.

9.
Successors

and

Assigns

of

the

Corporation.

The

terms

and

conditions

of

this
Award Agreement shall be binding

upon, and shall

inure to the

benefit of, the

Corporation and its

successor
entities.
10.
Committee Discretion.

Subject to the terms of the

Plan, the Committee shall have
full discretion with respect to any actions to be taken or determinations to be made in connection with this
Award Agreement, and its determinations shall be final, binding and conclusive.
11.
Amendment.

The Committee

reserves the

right at

any time

to amend

the terms
and conditions

set forth

in this

Award

Agreement;
provided

that, notwithstanding the

foregoing, no such
amendment

shall

materially

adversely

affect

your

rights

and

obligations

under

this

Award

Agreement
without

your

consent

(or

the

consent

of

your

estate,

if

such

consent

is

obtained

after

your

death),

and
provided , further , that the Committee may not postpone the payout of shares to occur at any time after the applicable time provided for in this Award Agreement. Any amendment of this

Award Agreement shall be
in

writing signed

by

an

authorized member

of

the

Committee

or

a

person

or

persons

designated

by the
Committee.

12.
Adjustment; Other

Plan Provisions.

Subject to

Section 11,

the Committee

shall
adjust equitably the terms of this

Award

in accordance with Section 5.3 of the

Plan, if applicable. Subject
to

the

terms

of

this

Award

Agreement,

the

Restricted

Stock

shall

be

subject

to

the

terms

of

the

Plan,
including,

but

not

limited

to,

the

provisions

of

Section 8.4

related

to

dividends and

voting

rights.

Cash
dividends paid on the Restricted

Stock and on all of the

Common Stock that may be subsequently

acquired
with such

cash dividends,

will be

invested in

the purchase

of additional

shares of

Common Stock

of the
Corporation

in

accordance with

the

Popular,

Inc.

Dividend Reinvestment

and

Stock

Purchase

Plan

(the
“ DRIP
”); such shares

are not subject to

the restrictions and are

immediately vested. The Restricted

Stock
shall be held in custody by the Fiduciary Services Division of Banco Popular de Puerto Rico.
Performance

Shares

will

accrue

Dividend

Equivalents

prior

to

the

Performance

Shares

Vesting

Date.
Accrued Dividend Equivalents with

respect to the Performance

Shares will be invested

in additional shares
of Common Stock

of the Corporation in

accordance with the formula

set forth in

the DRIP.

All shares of
Common

Stock

acquired

pursuant

to

the

reinvestment

of

dividends

will

be

subject

to

the

terms

and
conditions of Section

2 and will

be paid out

on the Performance

Shares Vesting

Date based on

the actual
number of Performance Shares earned on that date.
13.
Governing Law.

This award

shall be

governed by

and construed

in

accordance
with the laws of Puerto Rico, without regard to principles of conflicts of laws.
14.
Incentive Recoupment.

This award

shall be

subject to

the terms

of the

Popular, Inc.
Incentive Recoupment Guideline

in effect as of the

Grant Date and as

such guideline may be

required to be
modified in accordance with applicable law or regulation.
15.
Headings.

The

headings

in

this

Award

Agreement

are

for

the

purpose

of
convenience only and are not intended to define or limit the construction of the provisions hereof.

IN WITNESS WHEREOF,

POPULAR, INC. and the

Recipient caused this Award

Agreement to
be duly executed and delivered as of the Grant Date.
POPULAR, INC.

ACCEPTED:

By:

[Insert Name of Representative]

By:

[Insert Name of Recipient]
Title:

[Insert Name of Representative]

Title: [Insert Name of Recipient]
_________________________

___________________________
Signature

Signature

ANNEX 1
POPULAR, INC.
2023 LONG-TERM EQUITY INCENTIVE AWARD
Recipient:

Employee Number:

Grant Date: February 27, 2023
Total Dollar Value

of Award:

Common Stock Market Price as of closing on Grant Date:

Restricted Stock
Dollar Value

of Restricted Stock Award:

Common Stock Market Price as of closing on Grant Date:

Total Shares of Restricted Stock Awarded:

Restricted Stock Vesting Dates:

Shares
Shares
Shares
Shares
February 23, 2024

February 23, 2025
February 23, 2026
February 23, 2027

Performance Shares

Dollar Value

of Performance Shares Award:

Common Stock Market Price as of closing on Grant Date:

Total Target

Number of Shares:

(50% Total Shareholder

Return / 50% ROATCE)
Relative Total Shareholder Return (TSR)
1

–

Opening Price =

Percentile Rank among
Comparator Group
Shares Earned
(% of Target)
75
th

Percentile or above
(maximum)
(1.5x target shares)
50th Percentile
(target)
(1x target shares)
25
th

Percentile
(threshold)
(0.5x target shares)
Below 25
th

Percentile
0
Absolute

Return

on

Average

Tangible

Common

Equity
(ROATCE)
2

–

ROATCE
Shares Earned
(% of Target)
3-year simple average ROATCE 2023-2025
15.0% or above
(maximum)
(1.5x target shares)
13.0%
(target)
(1x target shares)
9.8%
(threshold)
(0.5x target shares)
Lower than 9.8% 0
Results between threshold, target and maximum performance

will be interpolated to determine vesting award
1

TSR will be calculated as [(Closing Price

at end of period * (1 + number of shares

purchased assuming reinvestment of

dividends))/Opening Price at
beginning of period] – 1
●
Closing Price and Opening Price are based

on the preceding 60 trading days average daily

close price to mitigate against share price

volatility of
point-in-time metrics.
o
Opening price = average price 10/06/2022

– 12/31/2022
o
Closing price = average price based on the

60-day trading period ending December 31,

2025
●
TSR calculations shall assume that dividends

are reinvested on the ex-dividend date

(i.e., the date a dividend asset is guaranteed).
Comparator Group -- U.S. Banks (GICS Code

401010) with Assets between $25B - $500B

– Performance will be based on the composition

of the group at
the beginning

of the 3-year Performance Cycle.
If Popular’s absolute TSR is negative, payout

will be limited to a maximum of 100%

of target.
2
3-year simple average ROATCE for 3 years (2023-2025).

The Committee may adjust the goal or results

to reflect a core profitability that would

not be
unduly inflated or deflated by certain transactions

that do not reflect the underlying performance

of Popular’s ongoing operations, including,

but not limited
to, the impact of significant tax reform,

sales of non-earning assets, sales of

branches or other businesses, unanticipated changes

in capital actions, certain
business acquisition costs and revenues,

extraordinary events or charitable contributions,

severance costs and certain litigation

and settlement costs, among
others.